UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2006
COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-32329 (Commission File Number)	51-0411678 (I.R.S. Employer Identification No.)

2727 Allen Parkway, Suite 1200 Houston, Texas (Address of Principal Executive Offices)		77019 (Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 621-9547
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On November 29, 2006 Copano Energy, L.L.C. (the “Company”) issued a press release announcing that Matthew Assiff, its Senior Vice President and Chief Financial Officer, will speak at the Bank of America 2006 Credit Conference on December 5, 2006, at 1:15 Eastern Standard Time, at The Pacific Royal Resort in Orlando, Florida. Mr. Assiff’s presentation at the conference will be webcast live.The press release and the presentation materials are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated into this Item 7.01 by reference.
On December 5, 2006, John Eckel, Chairman and Chief Executive Officer of the Company, will speak at the Wachovia Securities 5th Annual Pipeline & MLP Symposium, to be held at Jumeirah Essex House in New York, New York. Mr. Eckel is scheduled to speak at approximately 2:00 p.m. Eastern Standard Time. The presentation materials are attached to this Current Report on Form 8-K as Exhibit 99.3, and are incorporated into this Item 7.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(a)      Financial statements of businesses acquired.
Not applicable.
(b)      Pro forma financial information.
Not applicable.
(c)      Exhibits.

Exhibit No.	Description

99.1	Copano Energy, L.L.C. press release dated November 29, 2006
99.2	Copano Energy, L.L.C. presentation materials — Bank of America 2006 Credit Conference
99.3	Copano Energy, L.L.C. presentation materials — Wachovia Securities 5th Annual Pipeline & MLP Symposium

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.
Date: December 4, 2006	By:	/s/ DOUGLAS L. LAWING
		Name:	Douglas L. Lawing
		Title:	Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Copano Energy, L.L.C. press release dated November 29, 2006
99.2	Copano Energy, L.L.C. presentation materials — Bank of America 2006 Credit Conference
99.3	Copano Energy, L.L.C. presentation materials — Wachovia Securities 5th Annual Pipeline & MLP Symposium

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